Exhibit 99.2

scansource®

CFO COMMENTARY
Q1 FY 2021

FINANCIAL INFORMATION AND CONFERENCE CALL

Please see the accompanying earnings press release available at www.scansource.com in the Investor Relations section. The information included in this CFO commentary is unaudited and should be read in conjunction with the Company's SEC filings on Form 10-Q for the quarter ended September 30, 2020. All results reflect continuing operations only unless otherwise noted. ScanSource will present additional information about its financial results and outlook in a conference call on Monday, November 9, 2020 at 5:00 pm ET. A webcast of the call is available and can be accessed at www.scansource.com (Investor Relations section). The webcast will be available for replay for 60 days.

Q1 FY2021: Strong operating cash flow and 19% Q/Q net sales growth

FIRST QUARTER SUMMARY

For the first quarter of our fiscal year, we built back sales volumes with strong Q/Q sales growth and gained operating leverage on SG&A expenses. We delivered net sales of $757.3 million (down 10% Y/Y, or down 7% Y/Y for organic growth). This represents 19% sequential quarter growth from the June quarter, driven by growth across key technologies in North America and Brazil. We accelerated our shift to more recurring revenue with 11% Y/Y revenue growth for Intelisys and 46% Y/Y revenue growth for SaaS and subscriptions.

At the end of July, we implemented our $30 million annualized expense reduction plan, and our lower non-GAAP SG&A expenses reflect a partial quarter impact. We continued to strengthen our balance sheet, reducing working capital by $56 million Q/Q (down $198 million Y/Y) and generating strong cash flow of $71 million for the quarter and $226 million for the trailing 12-month period.

On October 30, 2020, we completed the sale of our products business in Latin America, outside of Brazil to Intcomex.

Please see Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures. In August 2019, ScanSource announced plans to divest its products distribution business outside of the United States, Canada and Brazil ("Divestitures").

scansource.com 1 November 9, 2020

ScanSource, Inc.

CFO COMMENTARY
Q1 FY2021

QUARTERLY HIGHLIGHTS

$ in millions, except EPS	Q1 FY21	Q4 FY20	Q1 FY20	Q/Q Change	Y/Y Change
Net sales	$757.3	$636.5	$842.7	+19%	-10%
Gross profit	$80.8	$74.1	$98.5	+9%	-18%
Gross profit margin %	10.7%	11.7%	11.7%	-98 bps	-103 bps
SG&A expenses	$62.1	$58.2	$68.5	+7%	-9%
Non-GAAP SG&A expenses	$61.6	$62.6	$67.8	-2%	-9%
Operating income	$1.6	($113.4)	$19.5	n/m	-92%
Operating income %	0.2%	-17.8%	2.3%	n/m	-210 bps
Non-GAAP operating income	$15.8	$8.2	$27.4	+92%	-43%
Non-GAAP operating income %	2.1%	1.3%	3.3%	+79 bps	-117 bps
GAAP net income	($0.1)	($108.9)	$12.3	n/m	n/m
Non-GAAP net income	$10.7	$4.9	$18.5	+120%	-42%
GAAP diluted EPS	($0.01)	($4.29)	$0.48	n/m	n/m
Non-GAAP diluted EPS	$0.42	$0.19	$0.72	+121%	-42%

- Net sales of $757.3 million, up 19% Q/Q; down 10% Y/Y
  - FX impact of $(25) million; organic growth down 7% Y/Y
  - Lower Y/Y sales volumes from the COVID-19 pandemic
  - Q/Q growth across key technologies in North America and Brazil
  - Intelisys revenue up 11% Y/Y; SaaS/subscription revenue grew 46% Y/Y
- Gross profit margin of 10.7%
  - Reflects lower supplier program recognition
  - Lower margin sales mix, including large deals
- GAAP operating income, net income and diluted EPS reflect $8.3M of restructuring costs
- Non-GAAP SG&A expenses down 9.1% Y/Y, reflecting partial quarter impact for $30 million annualized expense reduction program
- Non-GAAP operating income of $15.8 million
  - Decreases primarily from lower Y/Y sales volumes and lower margin from sales mix
  - Partially offset by lower SG&A expenses

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income, non-GAAP net income, and non-GAAP diluted EPS exclude amortization of intangibles, change in fair value of contingent consideration, impairment charges, restructuring charges, acquisition/divestiture costs, and other non-GAAP items.

scansource.com 2 November 9, 2020

ScanSource, Inc.
CFO COMMENTARY
Q1 FY2021

WORLDWIDE BARCODE, NETWORKING & SECURITY

$ in millions	Q1 FY21	Q4 FY20	Q1 FY20
Net sales	$523.6	$447.8	$581.2
Gross profit	$41.1	$37.3	$50.3
Gross profit margin %	7.8%	8.3%	8.7%
Operating income	$2.1	$(112.7)	$11.1
Operating income %	0.4%	(25.2)%	1.9%
Non-GAAP operating income	$4.1	$3.7	$13.0
Non-GAAP operating income %	0.8%	0.8%	2.2%

Net Sales, $ in millions

Y/Y Growth -10%
Y/Y Organic Growth -8.6%


$700
$600
$500
$400
$300
$581
$575
$489
$448
$524
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21

- Net sales of $523.6 million, up 17% Q/Q; down 10% Y/Y (organic growth down 9% Y/Y)
  - Lower Y/Y volumes from the COVID-19 pandemic; strong growth in Brazil across technologies
  - Q/Q growth across key technologies including mobility, self-checkout, and video surveillance
- Gross profit margin of 7.8%, down both Y/Y and Q/Q
  - Lower supplier program recognition
  - Lower margin sales mix, including large deals
- Operating income and non-GAAP operating income lower Y/Y
  - Reflects lower gross profits from lower sales volumes and gross profit margin declines

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles, impairment charges and other non-GAAP items.

scansource.com 3 November 9, 2020

ScanSource, Inc.
CFO COMMENTARY
Q1 FY2021

WORLDWIDE COMMUNICATIONS & SERVICES

$ in millions	Q1 FY21	Q4 FY20	Q1 FY20
Net sales	$233.8	$188.6	$261.5
Gross profit	$39.7	$36.9	$48.2
Gross profit margin %	17.0%	19.5%	18.4%
Operating income	$8.3	$0.5	$9.2
Operating income %	3.5%	0.3%	3.5%
Non-GAAP operating income	$11.7	$4.5	$14.4
Non-GAAP operating income %	5.0%	2.4%	5.5%

Net Sales, $ in millions

Y/Y Growth -11%
Y/Y Organic Growth -4%


$400
$300
$200
$100
$-
$262
$249
$255
$189
$234
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21

- Net sales of $234 million, up 24% Q/Q; down 11% Y/Y (organic growth down 4% Y/Y)
  - Lower Y/Y sales volume from the COVID-19 pandemic
  - Strong growth in Brazil across technologies
  - Record net sales for Intelisys master agency, up 11% Y/Y
- Gross profit margin of 17.0%
  - Lower supplier program recognition
- Non-GAAP operating income of $11.7 million
  - Y/Y decrease from lower sales volume and lower margin
  - Partially offset by lower SG&A expenses

Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles, change in fair value of contingent consideration, impairment charges, and other non-GAAP items.

scansource.com 4 November 9, 2020

ScanSource, Inc.
CFO COMMENTARY
Q1 FY2021

WORKING CAPITAL

$ in millions	Q1 FY21	Q4 FY20	Q1 FY20
Accounts receivable (Q/E)	$509.8	$443.2	$567.9
Days sales outstanding in receivables	61	63	61
Inventory (Q/E)	$423.1	$454.9	$599.6
Inventory turns	6.2	4.5	5.2
Accounts payable (Q/E)	$544.9	$454.2	$581.7
Paid for inventory days*	(7.2)	10.9	9.3
Working capital (Q/E) (AR+INV–AP)	$388.0	$443.8	$585.8

* Paid for inventory days represent Q/E inventory days less Q/E accounts payable days

- Working capital of $388.0 million, down 13% Q/Q and down 34% Y/Y
  - Decreases from lower inventory levels
- Days sales outstanding in receivables of 61 days, in line with typical levels
- Inventory of $423.1 million, down 7% Q/Q and down 29% Y/Y
  - Inventory turns increased to 6.2x
- Paid for inventory days of (7.2) driven by reduction in inventory and timing of accounts payable

scansource.com 5 November 9, 2020

ScanSource, Inc.

CFO COMMENTARY
Q1 FY2021

CASH FLOW AND BALANCE SHEET HIGHLIGHTS

$ in millions	Q1 FY21	Q4 FY20	Q1 FY20
Adjusted EBITDA (QTR)*	$19.7	$12.3	$31.9
Adjusted ROIC (QTR)*	8.4%	4.0%	9.6%
Operating cash flow (QTR)	$71.2	$74.0	$27.6
Operating cash flow, trailing 12 months	$225.6	$182.0	($18.6)
Cash and cash equivalents (Q/E), including discontinued operations	$55.6	$34.5	$25.9
Debt (Q/E), including discontinued operations	$168.7	$247.0	$370.3
Net debt, including discontinued operations to adjusted EBITDA, trailing 12 months*	1.3x	2.2x	2.4x
Shares repurchased – # of shares (QTR)	--	--	168,068
Shares repurchased – dollars (QTR)	--	--	$5.4
Remaining share repurchase authorization (as of Q/E)	--	--	--

* Excludes non-GAAP adjustments and change in fair value of contingent consideration

- Adjusted EBITDA of $19.7 million
  - Up 60% Q/Q from higher sales volumes and lower SG&A expenses
  - Down 38% Y/Y primarily from lower sales volumes
- Operating cash flow of $71.2 million for the quarter and $225.6 million for the trailing-12 months
  - Primarily from lower working capital, including higher accounts payable and lower inventory
- Cash and cash equivalent balances from continuing operations of $49.9 million at 9/30/20, including $38.2 million held outside of the U.S.
- Net debt to trailing 12-month adjusted EBITDA is 1.3x (target range:1.5x to 2.5x)

scansource.com 6 November 9, 2020

ScanSource, Inc.
CFO COMMENTARY
Q1 FY2021

FORWARD-LOOKING STATEMENTS

This CFO Commentary contains certain comments that are "forward-looking" statements, including statements about the Divestitures, impact of the COVID-19 pandemic and our operating strategies that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts. Forward-looking information is inherently subject to risks and uncertainties.

Any number of factors could cause actual results to differ materially from anticipated or forecasted results, including but not limited to, the impact of the COVID-19 pandemic on our operations and financial condition and the potential prolonged economic weakness brought on by COVID-19, our ability to complete the Divestitures on acceptable terms or otherwise dispose of the operations, the failure to manage and implement our organic growth strategy, credit risks involving our larger customers and suppliers, changes in interest and exchange rates and regulatory regimes impacting our international operations, risk to our business from a cyber-security attack, a failure of our IT systems, failure to hire and retain quality employees, loss of our major customers, termination of our relationship with key suppliers or a significant modification of the terms under which we operate with a key supplier, changes in our operating strategy, and other factors set forth in the "Risk Factors" contained in our annual report on Form 10-K for the year ended June 30, 2020, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission ("SEC").

Although ScanSource believes the expectations in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law.

NON-GAAP FINANCIAL INFORMATION

In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles ("GAAP"), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating income margin, non-GAAP net income, non-GAAP diluted EPS, non-GAAP net sales, non-GAAP gross profit, non-GAAP gross margin, non-GAAP SG&A expenses, adjusted EBITDA, ROIC and net sales excluding the Divestitures less impacts from foreign currency translation and acquisitions (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the Appendix and in the Company's Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated.

scansource.com 7 November 9, 2020

ScanSource, Inc.
CFO COMMENTARY
Q1 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

5-Quarter Financial Summary - for continuing operations

($ in thousands, except per share data)

	Q1 FY21	Q4 FY20	Q3 FY20	Q2 FY20	Q1 FY20	Q/Q	Y/Y
Select reported GAAP measures:							
Net sales	$ 757,342	$ 636,450	$ 744,584	$ 823,999	$ 842,701	19%	(10)%
Gross profit	$ 80,779	$ 74,147	$ 84,579	$ 98,319	$ 98,525	9%	(18)%
Gross profit margin %	*10.7 %*	*11.7 %*	*11.4 %*	*11.9 %*	*11.7 %*	*(98.4) bp*	*(102.6) bp*
SG&A expenses	$ 62,112	$ 58,192	$ 65,140	$ 68,106	$ 68,532	7%	(9)%
Operating (loss) income	$ 1,634	$ (113,439)	$ 10,393	$ 18,566	$ 19,513	*n/m*	(92)%
Operating income %	*0.22 %*	*(17.82)%*	*1.40 %*	*2.25 %*	*2.32 %*	*n/m*	*(210.0) bp*
Net (loss) income	$ (115)	$ (108,859)	$ 5,715	$ 11,626	$ 12,291	*n/m*	*n/m*
Diluted EPS	$ (0.01)	$ (4.29)	$ 0.22	$ 0.46	$ 0.48	*n/m*	*n/m*
Select reported Non-GAAP measures: [(a)]							
Net sales	$ 757,342	$ 636,450	$ 744,584	$ 823,999	$ 842,701	19%	(10)%
Gross profit	$ 80,779	$ 74,147	$ 84,579	$ 98,319	$ 98,525	9%	(18)%
Non-GAAP SG&A expenses	$ 61,614	$ 62,624	$ 66,679	$ 66,955	$ 67,775	(2)%	(9)%
Non-GAAP Operating income	$ 15,769	$ 8,219	$ 14,800	$ 28,469	$ 27,449	92%	(43)%
Non-GAAP operating income %	*2.08 %*	*1.29 %*	*1.99 %*	*3.45 %*	*3.26 %*	*79.1 bp*	*(117.5) bp*
Non-GAAP Net income	$ 10,698	$ 4,857	$ 9,243	$ 19,406	$ 18,451	120%	(42)%
Non-GAAP Diluted EPS	$ 0.42	$ 0.19	$ 0.35	$ 0.77	$ 0.72	121%	(42)%
Adjusted EBITDA	$ 19,743	$ 12,321	$ 19,845	$ 33,019	$ 31,862	60%	(38)%
Adjusted ROIC	*8.4 %*	*4.0 %*	*6.0 %*	*9.9 %*	*9.6 %*	*443.4 bp*	*(116.4) bp*
Operating cash flow (QTR)	$ 71,225	$ 73,953	$ 25,348	$ 55,104	$ 27,630	(4)%	158%
Operating cash flow (TTM)	$ 225,630	$ 182,035	$ 142,534	$ 134,948	$ (18,612)	24%	*n/m*

[(a)] See page 9 through 11 of the Appendix for the calculation of non-GAAP measures and reconciliations to GAAP measures.

scansource.com 8 November 9, 2020

ScanSource, Inc.
CFO COMMENTARY
Q1 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS - QTR

($ in thousands)

	Quarter ended September 30, 2020						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
Net sales	$ 757,342	$ —	$ —	$ —	$ —	$ —	$ 757,342
Gross profit	80,779	—	—	—	—	—	80,779
SG&A expenses	62,112	—	—	(498)	—	—	61,614
Operating income	1,634	4,853	516	8,766	—	—	15,769
Other expense, net	1,796	—	—	—	—	—	1,796
Pre-tax income	(162)	4,853	516	8,766	—	—	13,973
Net income	(115)	3,675	390	6,748	—	—	10,698
Diluted EPS	$ (0.01)	$ 0.14	$ 0.02	$ 0.27	$ —	$ —	$ 0.42

(a) Acquisition and divestiture costs totaled $0.5 million for the quarter ended September 30, 2020 and are generally nondeductible for tax purposes. Restructuring costs totaled $8.3 million for the quarter ended September 30, 2020.

($ in thousands)

	Quarter ended June 30, 2020						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
Net sales	$ 636,450	$ —	$ —	$ —	$ —	$ —	$ 636,450
Gross profit	74,147	—	—	—	—	—	74,147
SG&A expenses	58,192	—	—	(1,311)	5,743	—	62,624
Operating income	(113,439)	4,946	674	1,311	(5,743)	120,470	8,219
Other expense, net	(489)	—	—	—	2,681	—	2,192
Pre-tax income	(112,950)	4,946	674	1,311	(8,424)	120,470	6,027
Net income	(108,859)	3,744	510	1,311	(6,247)	114,398	4,857
Diluted EPS	$ (4.29)	$ 0.15	$ 0.02	$ 0.05	$ (0.25)	$ 4.51	$ 0.19

(a) Acquisition and divestiture costs totaled $1.3 million for the quarter ended June 30, 2020 and are generally nondeductible for tax purposes.

scansource.com 9 November 9, 2020

ScanSource, Inc.
CFO COMMENTARY
Q1 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS - QTR, continued

($ in thousands)

	Quarter ended March 31, 2020						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
Net sales	$ 744,584	$ —	$ —	$ —	$ —	$ —	$ 744,584
Gross profit	84,579	—	—	—	—	—	84,579
SG&A expenses	65,140	—	—	(781)	2,320	—	66,679
Operating income	10,393	5,159	618	950	(2,320)	—	14,800
Other expense, net	1,881	—	—	—	—	—	1,881
Pre-tax income	8,513	5,159	618	950	(2,320)	—	12,920
Net income	5,715	3,909	467	906	(1,754)	—	9,243
Diluted EPS	$ 0.22	$ 0.15	$ 0.02	$ 0.04	$ (0.07)	$ —	$ 0.35

(a) Acquisition and divestiture costs totaled $0.8 million for the quarter ended March 31, 2020 and are generally nondeductible for tax purposes. Restructuring costs totaled $0.2 million for the quarter ended March 31, 2020.

($ in thousands)

	Quarter ended December 31, 2019						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
Net sales	$ 823,999	$ —	$ —	$ —	$ —	$ —	$ 823,999
Gross profit	98,319	—	—	—	—	—	98,319
SG&A expenses	68,106	—	—	(1,151)	—	—	66,955
Operating income	18,566	5,310	3,176	1,417	—	—	28,469
Other expense, net	2,534	—	—	—	—	—	2,534
Pre-tax income	16,032	5,310	3,176	1,417	—	—	25,935
Net income	11,626	4,032	2,401	1,347	—	—	19,406
Diluted EPS	$ 0.46	$ 0.16	$ 0.09	$ 0.05	$ —	$ —	$ 0.77

(a) Acquisition and divestiture costs totaled $1.2 million for the quarter ended December 31, 2019 and are generally nondeductible for tax purposes. Restructuring costs totaled $0.3 million for the quarter ended December 31, 2019.

scansource.com
10
November 9, 2020

ScanSource, Inc.
CFO COMMENTARY
Q1 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Pre-Tax Income, Net Income & EPS - QTR, continued

($ in thousands)

	Quarter ended September 30, 2019						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, divestiture and restructuring costs(a)	Tax recovery, net	Impairment charges	Non-GAAP measure
Net sales	$ 842,701	$ —	$ —	$ —	$ —	$ —	$ 842,701
Gross profit	98,525	—	—	—	—	—	98,525
SG&A expenses	68,532	—	—	(757)	—	—	67,775
Operating income	19,513	4,538	2,472	926	—	—	27,449
Other expense, net	2,884	—	—	—	—	—	2,884
Pre-tax income	16,629	4,538	2,472	926	—	—	24,565
Net income	12,291	3,406	1,869	885	—	—	18,451
Diluted EPS	$ 0.48	$ 0.13	$ 0.07	$ 0.04	$ —	$ —	$ 0.72

(a) Acquisition and divestiture costs totaled $0.8 million for the quarter ended September 30, 2019 and are generally nondeductible for tax purposes. Restructuring costs totaled $0.2 million for the quarter ended September 30, 2019.

scansource.com 11 November 9, 2020

ScanSource, Inc.
CFO COMMENTARY
Q1 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency and Excluding Acquisitions (Organic Growth) - QTR

($ in thousands)	WW Barcode, NW & Security	WW Comms. & Services	Consolidated
For the quarter ended September 30, 2020:			
Q1 FY21 net sales, including Divestitures	$ 638,385	$ 264,005	$ 902,390
Divestitures	(114,808)	(30,240)	(145,048)
Q1 FY21 net sales, as reported	$ 523,577	$ 233,765	$ 757,342
Foreign exchange impact (a)	7,724	17,440	25,164
Q1 FY21 net sales, constant currency excluding Divestitures (non-GAAP)	$ 531,301	$ 251,205	$ 782,506
For the quarter ended September 30, 2019:			
Q1 FY20 net sales, including Divestitures	$ 697,791	$ 300,627	$ 998,418
Divestitures	(116,604)	(39,113)	(155,717)
Q1 FY20 net sales, as reported	$ 581,187	$ 261,514	$ 842,701
Y/Y % Change:			
Including Divestitures	**(8.5)%**	**(12.2)%**	**(9.6)%**
As reported	**(9.9)%**	**(10.6)%**	**(10.1)%**
Constant currency, excluding Divestitures and acquisitions (organic growth)	**(8.6)%**	**(3.9)%**	**(7.1)%**

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended September 30, 2020 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended September 30, 2019.

scansource.com 12 November 9, 2020

ScanSource, Inc.
CFO COMMENTARY
Q1 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Highlights by Segment - QTR

($ in thousands)

	Quarter Ended September 30, 2020						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, Divestiture, and Restructuring costs	Tax reform and settlement	Impairment charges	Non-GAAP measure
Worldwide Barcode, NW & Security:							
Net sales	523,577	—	—	—	—	—	$ 523,577
Gross Profit	41,085	—	—	—	—	—	$ 41,085
Gross profit margin %	7.8 %	— %	— %	— %	— %	— %	7.8 %
Operating income	2,147	1,968	—	—	—	—	$ 4,115
Operating income margin %	0.4 %	— %	— %	— %	— %	— %	0.8 %
Worldwide Communications & Services:							
Net sales	233,765	—	—	—	—	—	$ 233,765
Gross Profit	39,694	—	—	—	—	—	$ 39,694
Gross profit margin %	17.0 %	— %	— %	— %	— %	— %	17.0 %
Operating income	8,253	2,885	516	—	—	—	$ 11,654
Operating income margin %	3.5 %	— %	— %	— %	— %	— %	5.0 %

($ in thousands)

	Quarter Ended June 30, 2020						
	Reported GAAP measure	Intangible amortization expense	Change in fair value of contingent consideration	Acquisition, Divestiture, and Restructuring costs	Tax reform and settlement	Impairment charges	Non-GAAP measure
Worldwide Barcode, NW & Security:							
Net sales	447,812	—	—	—	—	—	$ 447,812
Gross Profit	37,289	—	—	—	—	—	$ 37,289
Gross profit margin %	8.3 %	— %	— %	— %	— %	— %	8.3 %
Operating income	(112,669)	1,968	—	—	(4,648)	119,037	$ 3,688
Operating income margin %	(25.2)%	— %	— %	— %	— %	— %	0.8 %

scansource.com
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November 9, 2020

ScanSource, Inc. CFO COMMENTARY Q1 FY2021 APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION Worldwide Communications & Services: Net sales 188,638 — — — — — $ 188,638 Gross Profit 36,858 — — — — — $ 36,858 Gross profit margin % 19.5% — % — % — % — % — % 19.5 % Operating income 540 2,978 674 — (1,095) 1,433 $ 4,530 Operating income margin % 0.3% — % — % — % — % — % 2.4% ($ in thousands) Quarter Ended September 30, 2019 Acquisition, Intangible Change in fair Divestiture, and Reported GAAP amortization value of contingent Restructuring Tax reform and Impairment Non-GAAP measure expense consideration costs settlement charges measure Worldwide Barcode, NW & Security: Net sales 581,187 — — — — — $ 581,187 Gross Profit 50,289 — — — — — $ 50,289 Gross profit margin % 8.7% — % — % — % — % — % 8.7 % Operating income 11,071 1,968 — — — — $ 13,039 Operating income margin % 1.9% — % — % — % — % — % 2.2 % Worldwide Communications & Services: Net sales 261,514 — — — — — $ 261,514 Gross Profit 48,236 — — — — — $ 48,236 Gross profit margin % 18.4% — % — % — % — % — % 18.4 % Operating income 9,199 2,570 2,472 169 — — $ 14,410 Operating income margin % 3.5% — % — % — % — % — % 5.5 % scansource.com 14 November 9, 2020

ScanSource, Inc.
CFO COMMENTARY
Q1 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Return on Invested Capital - QTR

($ in thousands)	Q1 FY21	Q4 FY20	Q3 FY20	Q2 FY20	Q1 FY20
Adjusted return on invested capital (ROIC), annualized (a)	**8.4 %**	**4.0 %**	**6.0 %**	**9.9 %**	**9.6 %**
Reconciliation of Net Income to Adjusted EBITDA					
Net (loss) income from continuing operations - GAAP	$ (115)	$ (108,859)	$ 5,716	$ 11,626	$ 12,291
Plus:					
Interest expense	1,913	2,497	3,098	3,312	3,317
Income taxes	(47)	(4,091)	2,797	4,407	4,338
Depreciation and amortization	8,710	8,743	8,986	9,081	8,518
EBITDA	10,461	(101,710)	20,597	28,426	28,464
Adjustments:					
Change in fair value of contingent consideration	516	674	618	3,176	2,472
Tax recovery, net	—	(8,424)	(2,320)	—	—
Acquisition and divestiture costs	498	1,311	781	1,151	757
Restructuring costs	8,268	—	169	266	169
Impairment charges	—	120,470	—	—	—
Adjusted EBITDA (numerator for ROIC) (non-GAAP)	**$ 19,743**	**$ 12,321**	**$ 19,845**	**$ 33,019**	**$ 31,862**
Invested Capital Calculation					
Equity - beginning of the quarter	$ 678,246	$ 897,678	$ 927,580	$ 905,751	$ 914,129
Equity - end of quarter	671,227	678,246	897,678	927,580	905,751
Adjustments:					
Change in fair value of contingent consideration, net of tax	390	510	467	2,401	1,869
Tax recovery, net and related interest income, net of tax	—	(6,247)	(1,754)	—	—
Acquisition and divestiture costs	498	1,311	781	1,151	757
Asset impairment, net of tax	—	114,398	—	—	—
Restructuring costs, net of tax	6,250	—	125	196	128
Impact of Planned Divestitures, net of tax	11,704	108,403	4,003	260	761
Average equity	684,158	897,150	914,440	918,670	911,698
Average funded debt (b)	243,268	337,973	405,533	411,614	407,306
Invested capital (denominator for ROIC) (non-GAAP)	**$ 927,426**	**$ 1,235,123**	**$ 1,319,973**	**$ 1,330,284**	**$ 1,319,004**

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Average funded debt, which includes both continuing and discontinued operations, is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt.

scansource.com 15 November 9, 2020

ScanSource, Inc.
CFO COMMENTARY
Q1 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and EBITDA Metrics

($ in thousands)	Q1 FY21	Q4 FY20	Q3 FY20	Q2 FY20	Q1 FY20
Debt of continuing operations(Q/E)	$ 148,799	$ 218,728	$ 281,951	$ 280,791	$ 286,616
Debt of discontinued operations (Q/E)	19,932	28,228	38,645	76,954	83,714
Consolidated debt (Q/E)	168,731	246,956	320,596	357,745	370,330
Less:					
Cash and cash equivalents of continuing operations (Q/E)	(49,889)	(29,485)	(29,758)	(38,773)	(24,351)
Cash and cash equivalents of discontinued operations (Q/E)	(5,678)	(4,970)	(4,838)	(3,232)	(1,526)
Consolidated cash and cash equivalents (Q/E)	(55,567)	(34,455)	(34,596)	(42,005)	(25,877)
Net debt (Q/E)	**$ 113,164**	**$ 212,501**	**$ 286,000**	**$ 315,740**	**$ 344,453**
Reconciliation of Net Income to Adjusted EBITDA					
Net (loss) income from continuing operations - GAAP	$ (115)	$ (108,859)	$ 5,716	$ 11,626	$ 12,291
Plus:					
Interest expense	1,913	2,497	3,098	3,312	3,317
Income taxes	(47)	(4,091)	2,797	4,407	4,338
Depreciation and amortization	8,710	8,743	8,986	9,081	8,518
EBITDA	10,461	(101,710)	20,597	28,426	28,464
Adjustments:					
Change in fair value of contingent consideration	516	674	618	3,176	2,472
Tax recovery, net	—	(8,424)	(2,320)	—	—
Acquisition and divestiture costs	498	1,311	781	1,151	757
Restructuring costs	8,268	—	169	266	169
Impairment charges	—	120,470	—	—	—
Adjusted EBITDA (non-GAAP)	$ 19,743	$ 12,321	$ 19,845	$ 33,019	$ 31,862
Adjusted EBITDA, TTM (a)	**$ 84,929**	**$ 97,047**	**$ 119,925**	**$ 135,627**	**$ 141,778**
Net Debt / Adjusted EBITDA, TTM (a)	**1.3x**	**2.2x**	**2.4x**	**2.3x**	**2.4x**

(a) Adjusted EBITDA for the trailing 12-month period

scansource.com 16 November 9, 2020

ScanSource, Inc.
CFO COMMENTARY
Q1 FY2021

APPENDIX: RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Discontinued Operations, Net Sales and Working Capital

($ in thousands)	Q1 FY21	Q4 FY20	Q3 FY20	Q2 FY20	Q1 FY20
Net sales from continuing operations	$ 757,342	$ 636,450	$ 744,584	$ 823,999	$ 842,701
Net sales from discontinued operations	145,049	121,969	127,899	155,912	155,716
Working capital					
Net accounts receivable of continuing operations	$ 509,779	$ 443,185	$ 504,366	$ 513,644	$ 567,947
Net accounts receivable of discontinued operations	130,553	117,200	114,392	131,626	138,481
Inventory of continuing operations	$ 423,088	$ 454,885	$ 550,072	$ 621,146	$ 599,645
Inventory of discontinued operations	95,560	106,779	116,386	121,833	115,580
Accounts payable of continuing operations	$ 544,856	$ 454,240	$ 533,124	$ 586,957	$ 581,743
Accounts payable of discontinued operations	84,657	56,098	75,293	85,949	74,407
Working capital of continuing operations	$ 388,011	$ 443,830	$ 521,314	$ 547,833	$ 585,849
Working capital of discontinued operations	141,456	167,881	155,485	167,510	179,654

scansource.com 17 November 9, 2020